UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549
_________________________

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 5, 2008

HMS Holdings Corp.

(Exact Name of Registrant as Specified in Charter)

New York	0-50194	11-3656261
(State or Other Juris-	(Commission	(IRS Employer
diction of Incorporation	File Number)	Identification No.)

401 Park Avenue South, New York, New York 10016

(Address of Principal Executive Offices, Zip Code)

Registrant’s telephone number, including area code: (212) 725-7965

Not applicable.

(Former Name or Former Address, if Changed Since Last Report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

TABLE OF CONTENTS

Item 2.02. Results of Operations and Financial Condition

Item 7.01  Regulation FD Disclosure

Item 9.01. Financial Statements and Exhibits

Signatures

Exhibit Index

Exhibit 99.1	Press Release dated May 5, 2008

Exhibit 99.2	Transcript of May 5, 2008 earnings conference call

Exhibit 99.3	Slide presentation from May 5, 2008 earnings conference call

Section 2 - Financial Information

Item 2.02 Results of Operations and Financial Condition.

          As previously reported, on May 5, 2008, HMS Holdings Corp. (the “Company”) issued a press release announcing its financial results for the first quarter 2008. A copy of the press release is furnished as Exhibit 99.1. As announced in the press release on May 5, 2008, the Company held its first quarter 2008 earnings conference call. A transcript and slide presentation of which are furnished as Exhibit 99.2 and Exhibit 99.3 respectively hereto. These exhibits are incorporated herein by reference.

          The information (including Exhibits 99.1, 99.2 and 99.3 furnished herewith) in this report shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liability of that section, and shall not be incorporated by reference into any registration statement or other document filed under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Section 7 - Regulation FD

Item 7.01 Regulation FD Disclosure.

          The press release referenced in Item 2.02 is furnished pursuant to Item 7.01 as Exhibit 99.1. A transcript of the conference call referenced in Item 2.02 is furnished pursuant to Item 7.01 as Exhibit 99.2 hereto. The slide presentation referenced in Item 2.02 is furnished pursuant to Item 7.01 as Exhibit 99.3 hereto.

Section 9 – Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits.

(c)      Exhibits:

          This exhibit is furnished pursuant to Items 2.02 and 7.01 hereof and should not be deemed to be “filed” under the Exchange Act.

Exhibit No.	Exhibit Description
99.1	Press Release dated May 5, 2008
99.2	Transcript of May 5, 2008 earnings conference call
99.3	Slide presentation from May 5, 2008 earnings conference call

SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: May 6, 2008

HMS HOLDINGS CORP.

By:	/s/ Walter D. Hosp
Walter D. Hosp
Chief Financial Officer
(Principal Financial Officer
and Accounting Officer)

INDEX TO EXHIBITS

Exhibit No.	Description
99.1	Press Release dated May 5, 2008
99.2	Transcript of May 5, 2008 earnings conference call
99.3	Slide presentation from May 5, 2008 earnings conference call